UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2026

ONAR Holding Corporation
(Exact name of registrant as specified in its charter)

Nevada	00-56012	47-2200506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

990 Biscayne Blvd, 5th Floor Miami, FL 33132

(Address of principal executive office)

Registrant’s telephone number, including area code (213) 437-3081

_______________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ONAR	OTC Pink Limited Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 28, 2026, ONAR Holding Corporation, a Nevada corporation, (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers party thereto (the “Purchasers”), pursuant to which the Company agreed to issue secured convertible promissory notes (the “Notes”) in an aggregate principal amount of up to $15,000,000 and secured convertible promissory notes issued in exchange transactions pursuant to separate Exchange Agreements (the “Exchange Notes”). The Notes are issued with a 10% original issue discount, bear interest at a rate of 8.0% per annum and mature eighteen months following issuance. The Company may conduct one or more additional closings during the ninety-day period following the initial closing, subject to the terms and conditions of the Purchase Agreement. At the initial closing, the Company issued Notes having an aggregate principal amount of $3,944,444.44 in exchange for aggregate subscription proceeds of $3,550,000.

Concurrently with the execution of the Purchase Agreement, the Company entered into Exchange Agreements with certain holders of existing indebtedness. Pursuant to the Exchange Agreements, the Company issued Exchange Notes having an aggregate principal amount of $7,089,317.25 in exchange for existing indebtedness having an aggregate exchange value of $6,380,385.52. The Exchange Notes are issued with a 10% original issue discount against the value of the securities exchanged therefor, bear interest at a rate of 8.0% per annum (but do not have their first six months of interest guaranteed) and mature eighteen months following issuance. The Exchange Agreements provide that existing indebtedness is exchanged on the basis of outstanding principal, accrued and unpaid interest, other amounts due and owing and a 10% exchange premium. The parties intend that the exchange transactions qualify for the exemption provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

The Purchase Agreement and the related transaction documents provide that, upon the occurrence of a Nasdaq uplisting, the outstanding Notes, Senior Notes (as defined below) and Exchange Notes will automatically exchange into shares of the Company’s new Series 1 Convertible Preferred Stock (the “Series 1 Preferred Stock”) to be designated after the closing. The conversion price is fixed at $0.038576 per share, which was determined based upon a $25,000,000 fully diluted equity valuation of the Company and a fully diluted share count of 648,070,547 shares. The conversion price will be subject to customary adjustments for stock splits, stock dividends, recapitalizations and similar events or other events as may be contemplated in the applicable certificate of designation. Accrued and unpaid interest will be paid in cash upon such exchange solely for the Notes and Senior Notes (as defined below). The Company further intends, subject to the execution and delivery of definitive exchange agreements with holders of the securities thereto and the filing of the certificate of designations for the Series 1 Preferred Stock, to exchange shares of the Company’s existing series of preferred stock for shares of Series 1 Preferred Stock.

In connection with the Purchase Agreement, the Company also agreed to issue warrants (the “Warrants”) exercisable for shares of common stock of the Company, par value $0.001 per share (the “Common Stock”). The Warrants have a five-year term and an initial exercise price of $0.0482 per share, which equals 125% of the conversion price. The Warrants provide for a one-time exercise price reset on the twelve-month anniversary of issuance based on market price, subject to a floor price and other customary adjustment provisions. The Company also agreed to issue shares of Common Stock upon the occurrence of a Nasdaq uplisting to holders designated by the Company in consultation with its Nasdaq advisors for the purpose of satisfying Nasdaq public float, unrestricted publicly held shares and round-lot holder requirements (the “Nasdaq Incentive Shares”), which Nasdaq Incentive Shares shall reduce the shares underlying the Warrants (the “Warrant Shares”) by one Warrant Share for every two Nasdaq Incentive Shares issued.

On September 28, 2026, the Company also entered into a separate Securities Purchase Agreement (the “Senior Purchase Agreement”) with the purchasers party thereto (the “Senior Purchasers”), pursuant to which the Company agreed to issue senior secured convertible promissory notes (the “Senior Notes”) in an aggregate principal amount of up to $5,000,000. The Senior Notes are issued with a 10% original issue discount, bear interest at 12.0% per annum and mature on September 28, 2027. At closing of the Senior Purchase Agreement, the Company issued Senior Notes having an aggregate principal amount of $3,944,444.44 in exchange for aggregate subscription proceeds of $3,550,000. In addition, the Senior Purchasers received an aggregate of 9,202,613 shares of Common Stock as incentive shares in accordance with the Senior Purchase Agreement. So long as the Company has not sold the full amount of Notes under the Purchase Agreement, each Senior Purchaser shall have the right to tender its Senior Note (with all accrued interest thereon) as the purchase price under the Purchase Agreement and such Senior Purchaser shall become a “Purchaser” under the Purchase Agreement. An additional Senior Note in the principal amount of $213,630.11 in exchange for existing indebtedness having an exchange value $192,267.10 was issued to one investor, no shares of Common Stock were issued as incentive shares to such investor as part of that separate exchange.

Certain of the Purchasers, Senior Purchasers and holders party to the Exchange Agreements, including the Lead Investors (as defined in the Purchase Agreement) and the Collateral Agent (as defined below), are existing lenders to the Company or affiliates of existing lenders, whose notes and other obligations have been previously described in the Company's reports filed with the SEC, and one such investor is the holder of the Company's previously disclosed related-party secured convertible promissory note. Except as described in this Current Report and in the Company’s prior Securities and Exchange Commission (“SEC”) reports, there are no material relationships between the Company or its affiliates and any of the parties to the agreements described herein.

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The Company also entered into a Registration Rights Agreement pursuant to which it agreed to register for resale shares of Common Stock issuable upon conversion of the Series 1 Preferred Stock, Warrant Shares, Nasdaq Incentive Shares and related securities. The Company agreed to file a registration statement within 30 days following the Nasdaq uplisting and to use commercially reasonable efforts to cause such registration statement to become effective within 90 days following the Nasdaq uplisting, subject to extension in the event of Securities Exchange Commission review and the other terms and conditions of the Registration Rights Agreement. The Registration Rights Agreement also contains liquidated damages provisions, subject to an aggregate cap equal to 6% of the applicable subscription amount.

The Company also entered into a Pledge and Security Agreement (the “Security Agreement”) with ADI Funding LLC., as collateral agent for the benefit of the holders of the Senior Notes, Notes and Exchange Notes (the “Collateral Agent”). Pursuant to the Security Agreement, the Company granted a security interest in substantially all of its assets, including accounts, deposit accounts, securities accounts, inventory, equipment, intellectual property, investment property, pledged equity interests and proceeds thereof. The Security Agreement provides that the Senior Notes are senior in right of payment and lien priority to the Notes and Exchange Notes and that enforcement of collateral rights will be administered through the Collateral Agent in accordance with the transaction documents.

The Company also entered into Leak-Out Agreements restricting sales of Common Stock following a Nasdaq uplisting. Generally, holders may not transfer more than 5% of the trailing ten-trading-day average daily trading volume during the 180-day period following commencement of Nasdaq trading, subject to specified exceptions and termination provisions.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the applicable agreements filed as exhibits to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

The Company issued Senior Notes in an aggregate principal amount of $3,944,444.44. The Senior Notes bear interest at 12.0% per annum and mature on September 28, 2027. Following an Event of Default, interest may increase to the lesser of 18.0% per annum and the maximum rate permitted by law. The Senior Notes are secured pursuant to the Security Agreement and may become subject to acceleration in the circumstances specified therein. An additional Senior Note in the principal amount of $213,630.11 in exchange for existing indebtedness having an exchange value $192,267.10 was issued to one investor, no shares of Common Stock were issued as incentive shares to such investor as part of that separate exchange.

The Company also issued Notes in an aggregate principal amount of $3,944,444.44 and Exchange Notes in an aggregate principal amount of $7,089,317.25. The Notes and Exchange Notes bear interest at 8.0% per annum and are secured pursuant to the Security Agreement. Upon the Nasdaq uplisting, the principal amount of the Notes and Exchange Notes will automatically exchange into Series 1 Preferred Stock, while accrued and unpaid interest will be paid in cash solely for the Notes and Senior Notes, and the entire outstanding balance of the Exchange Notes will automatically exchange into Series 1 Preferred Stock.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 and Item 2.03 is incorporated herein by reference.

Pursuant to the Senior Purchase Agreement, the Company issued Senior Notes having an aggregate principal amount of $3,944,444.44 to the Senior Purchasers in exchange for aggregate subscription proceeds of $3,550,000. In connection therewith, the Company issued an aggregate of 9,202,613 shares of Common Stock as incentive shares.

An additional Senior Note in the principal amount of $213,630.11 in exchange for existing indebtedness having an exchange value $192,267.10 was issued to one investor, no shares of Common Stock were issued as incentive shares to such investor as part of that separate exchange.

Pursuant to the Purchase Agreement, the Company issued Notes having an aggregate principal amount of $3,944,444.44 in exchange for aggregate subscription proceeds of $3,550,000.

Pursuant to the Exchange Agreements, the Company issued Exchange Notes having an aggregate principal amount of $7,089,317.25 in exchange for existing indebtedness having an aggregate exchange value of $6,380,385.52. The exchange value reflected outstanding principal, accrued and unpaid interest, other amounts due and owing and a 10% exchange premium.

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Upon the Nasdaq uplisting, the outstanding Notes and Exchange Notes will automatically exchange into shares of Series 1 Preferred Stock. In addition, certain purchasers may receive Nasdaq Incentive Shares in connection with satisfaction of Nasdaq public float and related listing requirements in accordance with the transaction documents.

The Company also issued Warrants exercisable to purchase up to 102,251,256 shares of Common Stock.

The securities described herein were offered and sold in private transactions in reliance upon Section 4(a)(2) of the Securities Act and Rule 506 thereunder. The exchange transactions were intended to qualify for the exemption provided by Section 3(a)(9) of the Securities Act.

Item 7.01. Regulation FD Disclosure.

On September 29, 2026, the Company issued a press release announcing the financing transactions described in this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that the Company believes to be “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding the Company’s future financial condition, results of operations, business operations and business prospects, the anticipated benefits of the financing, any potential conversion of securities, any potential uplisting, and any other potential acquisitions, financings, and debt restructurings, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe,” and similar words and expressions are intended to identify forward-looking statements. These statements reflect the Company’s current expectations, are not guarantees of future performance, and involve known and unknown risks and uncertainties, including the substantial doubt about the Company’s ability to continue as a going concern described in its SEC filings, the Company’s working capital deficit and increased indebtedness, integration risks, the risk that expected benefits of the acquisition are not realized, the need for additional financing, market conditions, competition, client retention, and regulatory changes, any of which could cause actual results to differ materially. Detailed risk factors are included in the Company’s filings with the SEC, including its Annual Report on Form 10-K and its Quarterly Report on Form 10-Q. These forward-looking statements speak only as of the date hereof. The Company assumes no obligation to update these statements except as required by law.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Common Stock Purchase Warrant issued pursuant to the Securities Purchase Agreement, dated September 28, 2026, by and among ONAR Holding Corporation and the purchasers party thereto.
10.1*	Securities Purchase Agreement, dated September 28, 2026, by and among ONAR Holding Corporation and the purchasers party thereto.
10.2*	Securities Purchase Agreement, dated September 28, 2026, by and among ONAR Holding Corporation and the purchasers party thereto.
10.3

Form of Senior Secured Convertible Promissory Note issued pursuant to the Securities Purchase Agreement, dated September 28, 2026, by and among ONAR Holding Corporation and the purchasers party thereto.

10.4	Form of Secured Convertible Promissory Note issued pursuant to the Securities Purchase Agreement, dated September 28, 2026, by and among ONAR Holding Corporation and the purchasers party thereto.
10.5

Form of Exchange Secured Convertible Promissory Note issued pursuant to the Securities Purchase Agreement, dated September 28, 2026, by and among ONAR Holding Corporation and the purchasers party thereto.

10.6*	Pledge and Security Agreement, dated September 28, 2026, by and among ONAR Holding Corporation, ADI Funding LLC., as collateral agent, and the holders party thereto.
10.7	Registration Rights Agreement, dated September 28, 2026, by and among ONAR Holding Corporation and the investors party thereto.
10.8	Leak-Out Agreement, dated as of September 28, 2026, by and between ONAR Holding Corporation and each investor party thereto.
10.9*	Form of Exchange Agreement, dated September 28, 2026, by and between ONAR Holding Corporation and each holder party thereto.
99.1	Press Release, dated September 29, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits to the exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONAR Holding Corporation
(Registrant)

Date: September 29, 2026	By:	/s/ Claude Zdanow
	Name:	Claude Zdanow
	Title:	Chief Executive Officer

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